The Turkish Investment Fund, Inc. Rights Offering
Interview between Dennis Shea and Paul Psaila & Eric Carlson

Before the interview the following will appear on slides:

Screen 1:

Performance data quoted throughout the interview represents past performance which is no guarantee of future results. Current performance may be lower or higher than the figures shown.

Important Risk Disclosure

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. Please be aware that the Fund is subject to certain additional risks, including those associated with: Equity. In general, equity securities' values also fluctuate in response to activities specific to a company. Geographic concentration. Investing in securities of Turkish corporations involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including generally (a) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange Lira for U.S. dollars, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, (c) currency devaluations and other currency exchange rate fluctuations, (d) more substantial governmental involvement in the economy, (e) higher rates of inflation and (f) greater political, economic and social uncertainty. Furthermore, future actions of the Turkish Government or religious and ethnic unrest could have a significant impact on the economy, which could adversely affect private sector companies and the Fund. In addition, accounting, auditing and financial reporting standards in Turkey are different from U.S. standards and, therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in Turkey than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of Turkey. Unlisted securities. While the Fund expects primarily to invest in equity securities of publicly traded issuers, it may invest in unlisted equity securities to the extent permitted by any local investment restrictions. These investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded. Foreign and emerging markets. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Nondiversification. Because this fund expects to hold a concentrated portfolio of a limited number of securities, a decline in the value of these investments would cause the fund's overall value to decline to a greater degree than a less concentrated portfolio. Small-cap stocks. Stocks of small-sized companies carry special risks, such as limited product lines, markets, and financial resources, and greater market volatility than securities of larger, more-established companies. Derivative instruments. Derivatives can be illiquid, may disproportionately increase losses and may have a potentially large negative impact on the Fund's performance.

Screen 2:

The Turkish Investment Fund, Inc.
An Exclusive Rights Offering to Existing Stockholders

Begin Interview:

DS: Hello, everyone. I'm Dennis Shea, Chief Investment Officer for Global Equity at Morgan Stanley Investment Management. As you may already know, Morgan Stanley's Turkish Investment Fund has announced a ‘‘Rights Offering’’, which is an exclusive option to existing shareholders to purchase additional shares of the Fund. I'm joined today by Paul Psaila and Eric Carlson, portfolio managers for the Fund.

1. DS: Paul, tell us what this Rights Offering is about.

PP: Sure, Dennis. The Rights are non-transferable securities that can be exercised for a certain number of shares. In this case, the Fund will provide existing stockholders one Right for each share they hold. They will then be eligible to purchase one new share for every four Rights they hold.

2. DS: Will the Rights Offering be beneficial to the Fund and its stockholders?

PP: Yes, we believe it will be. First, the Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the Fund's assets available for investment. We believe that the proceeds of the Rights Offering will allow the Fund to capitalize more effectively on attractive investment opportunities in Turkey's securities markets.

Also, increasing Fund assets available for investment may result in a modest lowering of the Fund's expenses (as a percentage of average net assets) because the fixed costs of the Fund can be spread over a larger asset base. The issuance of additional shares may also result in an improvement in the liquidity of the Fund's shares on the New York Stock Exchange and may increase the level of market interest in the Fund. Of course, stockholders should consider the risks of investing in the Fund, which are described in the prospectus for the Rights Offering.

3. DS: Eric, I understand this Rights Offering provides stockholders the opportunity to purchase additional shares of the Fund's common stock at a price below the market price or at net asset value.

The new shares will be priced at 95% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the expiration date and the four proceeding trading days (five total trading days) but in no case less than the NAV on the expiration date. Can stockholders subscribe for more shares than their Rights entitle them to purchase?

(Scroll across the bottom)
The Subscription Price for the Shares to be issued upon exercise of the Rights will be 95% of the average of the last reported sales price per share of the Fund's Common Stock on the New

York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the Offer expires.

EC: Yes. Stockholders who fully exercise all of the Rights issued to them may also request to purchase additional shares at the same subscription price. If sufficient remaining shares are not available to honor all over-subscription requests, the available shares will be allocated on a pro-rata basis among stockholders based on the number of Rights originally issued. Stockholders should consult the prospectus and offering documents for complete details on the calculation of the subscription price.

4. DS: Eric, let's change gears and talk about the Fund. How has the Fund performed?

EC: The Fund has posted strong absolute and relative returns on an YTD, 1, 3, 5, and 10-year basis through March 31, 2006. On a 3-year basis, the Fund's net asset value increased 80.5% on an average annualized return, net of fees, outperforming the benchmark Morgan Stanley Capital International

(MSCI) Turkey Index by 2.3% per year. On a 5-year basis, the Fund's net asset value increased 34.2% on an average annualized return, net of fees, outperforming the benchmark by 3.9% per year. Of course, past performance is no guarantee of future results.

(Have scrolled across the bottom: Please see the Important Information section at the end of the interview for more information on Fund and benchmark performance.)

5. DS: Those are impressive numbers. Can you put the performance of Turkey's securities markets into perspective relative to the more developed countries and to other emerging markets?

EC: Performance has been positive all around in both developed and emerging European markets, over the 1-, 3-, and 5- year periods through March 31, 2006. Turkey has outperformed all European Monetary Union Index markets on a 1, 3 and 5-year period on an annualized basis. On a 7-year annualized basis, the MSCI Turkey Index returned 16.8% outperforming all European Economic and Monetary Union countries except Austria, which returned 19.6% in the MSCI European Economic and Monetary Union Index.

6. DS: Can you briefly review your investment process for us?

PP.: We analyze Turkey from a top down and bottom up perspective. Our investment process combines an understanding of macroeconomic drivers, an assessment of sector dynamics and an analysis of specific stocks. The political and macroeconomic outlook for Turkey is critical to our process and we target sectors and stocks that leverage these views. We also examine stock-specific factors such as market opportunity, competitive position, operating dynamics and sentiment. In general, we prefer stocks with a sound management in place, strong competitive position in its marketplace and strong operating dynamics.

7. DS: What sectors of the market do you currently favor?

PP: We are focusing on sectors that we believe should benefit from improving domestic demand and fixed investment, including media, consumer discretionary and building materials. We also expect to see strong growth in the financial sector driven by strong economic growth and increasing credit penetration resulting from the government's new mortgage legislation.

8. DS: What do you think is behind the huge wave of growth that we have seen in the Turkish securities market over the last few years?

PP: Since the election of a single party AKP led government, Turkey has pursued an aggressive economic reform program. This has led to declining government debt and a broader institutional reform. The overall reform process has driven strong economic growth which in turn has translated into strong corporate earnings growth and enhanced investment opportunities for global investors.

(On the bottom: Justice and Development Party, commonly referred to as AKP, is a Turkish political party.)

9. DS: With the run up in emerging markets over the last couple of years, and Turkey in particular, is there fear of a ‘‘bubble’’?

EC: We do see sentiment as a risk. Sentiment has been very bullish with respect to Turkey and emerging markets, in general. While Turkey has benefited from abundance in global liquidity, the fundamental changes in the country support continued growth and performance.

10. DS: How has news of Turkey's planned accession into the EU affected the markets and your outlook on Turkey?

EC: The prospect of joining the EU has lowered the political risk, supported the institutional reform process and served as a catalyst for foreign direct investment flows. EU accession discussions, which began in late 2005, have helped continue this positive momentum.

DS: So the Rights Offering sounds like a compelling opportunity for current stockholders to obtain additional shares of the Fund at a possible discount to the market price or at NAV, plus take potential advantage of what appears to be a robust Turkish economy.

Stockholders who are interested should contact their broker, custodian or trust officer, who can then forward instructions on their behalf. Thank you for tuning into the webcast today.

The following will be included at the end of the Q&A.

Important Information

The opinions are those of the Fund's portfolio management team as of March 31, 2006 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

PERFORMANCE AND BENCHMARK INFORMATION:

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please go to www.morganstanley.com/im. Investment return and principal value of the investment will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns % (As of March 31, 2006)

	1 Year	3 Year	5-Year	10-Year)	Since Inception (December 5, 1989)
Fund Return Based on NAV	66.68	80.47	34.19	19.22	7.50
Fund Return Based on Market Price	69.43	88.95	41.46	20.25	8.58
MSCI Turkey Index	60.71	78.14	30.34	14.07	7.58

Returns are compared to an unmanaged market index. Returns do not reflect the effect of rights issued associated with Fund rights offerings, if any.

The MSCI Turkey Index is an unmanaged index of common stocks. The Index is approximately 50% weighted in the banking sector. The Fund is allowed to invest no more than 25% of its net assets in any one sector. Investors cannot invest in an index.

The MSCI EMU (European Economic and Monetary Union) Indexis a free float-adjusted market capitalization index that is designed to measure equity market performance within EMU. As of May 2005 the MSCI EMU Index consisted of the following 11 developed market country indices: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Investors should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains more detailed information, including risk factors about the Rights Offering. The prospectus may be obtained by contacting the Information Agent at 1-800-868-1346 (stockholders) or 1-212-440-9800 (banks and brokers). Read the prospectus carefully before investing or sending money.

DILUTION

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than owned prior to the Rights Offering.